Exhibit 99.1
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Confidential Treatment Requested
Under 17 C.F.R. Sections 200.80(b)(4)
and 240.24b-2
AMENDMENT TO AGREEMENT
     This Amendment to Agreement (the “Amendment”) is made and entered into effective as of December 7, 2007 (the “Amendment Effective Date”), by and between SGX Pharmaceuticals, Inc. (formerly known as Structural GenomiX, Inc.), a corporation organized and existing under the laws of the State of Delaware and having its principal place of business located at 10505 Roselle Street, San Diego, CA 92121 (“SGX”) and Eli Lilly and Company., a corporation organized and existing under the laws of the state of Indiana and having its principal place of business at Lilly Corporate Center, Indianapolis, Indiana 46285, (“Lilly”). Lilly and SGX may be referred to herein as a “Party” or, collectively, as “Parties”.
Recitals
     A. Lilly and SGX have entered into a Collaboration and License Agreement effective April 14, 2003, as amended July 1, 2003, January 30, 2004, November 11, 2004, March 31, 2005 and March 1, 2007 (the “Agreement”), under which the Parties have agreed to conduct a collaborative research program.
     B. The Parties desire to amend the terms of the Agreement as provided in this Amendment.
Now, Therefore, the Parties agree as follows:
1. Amendment of the Agreement
The Parties hereby agree to amend the terms of the Agreement as provided below, effective as of the Amendment Effective Date. To the extent that the Agreement is explicitly amended by this Amendment, the terms of the Amendment will control where the terms of the Agreement are contrary to or conflict with the following provisions. Where the Agreement is not explicitly amended, the terms of the Agreement will remain in force. Capitalized terms used in this Amendment that are not defined herein shall have the same meanings as such terms are defined in the Agreement.
     1.1 Amend Section 1.41. Section 1.41 of the Agreement is hereby deleted in its entirety and replaced with the following: “ “Technology Awareness Period” means the period commencing on the Effective Date and terminating on April 13, 2008.”
     1.2 Amend Section 1.43. Section 1.43 of the Agreement is hereby deleted in its entirety and replaced with the following: “ “Term of the Research Collaboration” means the period commencing on the Effective Date and terminating on June 30, 2010.”
     1.3 Amend Section 2.10. Section 2.10 of the Agreement is hereby deleted in its entirety and replaced with the following: “The Term of the Research Collaboration may be

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with the Securities and Exchange Commission.
Confidential Treatment Requested
Under 17 C.F.R. Sections 200.80(b)(4)
and 240.24b-2
extended for an additional twelve (12) month period upon mutual written agreement of the parties.”
     1.4 Delete Section 3.4(b). Section 3.4(b) of the Agreement is hereby deleted in its entirety.
     1.5 Delete Section 3.5(ii). Section 3.5 (ii) of the Agreement is hereby deleted in its entirety.
     1.6 Amend Section 4.1. Section 4.1 of the Agreement is hereby amended by:
          (a) inserting a new Section 4.1(f) as follows: “(f) Notwithstanding anything to the contrary in Section 4.1(e), (i) for the period from April 15, 2008 through June 30, 2009, Lilly will pay SGX research funding for such number of FTEs as Lilly notifies SGX in writing under Section 4.1(g)(i) below, at a rate of [...***...] per FTE; and (ii) for the period from July 1, 2009 through June 30, 2010, Lilly will pay SGX research funding for such number of FTEs as Lilly notifies SGX in writing under Section 4.1(g)(ii) below, at a rate of [...***...] per FTE. The amounts to be paid under this Section 4.1(f) shall be paid quarterly in advance on the basis that there will be such number of FTEs in each period in (i) and (ii) above, as Lilly requests in its applicable Written Notice under Section 4.1(g) below. The initial payment under this Section 4.1(f) will be made by May 14, 2008 and will cover the FTEs to be utilized in the period from April 15, 2008 through June 30, 2008 and subsequent payments will be made on or before July 30, October 30, and January 30 and April 30 during the Term of the Research Collaboration. Within sixty (60) days following each of June 30, 2009 and June 30, 2010, SGX will provide Lilly with an accounting of the actual number of FTEs engaged in the Research Collaboration during the previous period and will accord Lilly a credit (or in the case of the last annual accounting, a refund) for any deficiency in FTEs engaged in the Research Collaboration from the number of FTEs specified in the applicable Written Notice”; and
          (b) Inserting a new Section 4.1(g), as follows:”(g) (i) No later than January 15, 2008, Lilly will notify SGX in writing of how many FTEs Lilly desires SGX to commit to the Research Collaboration for the period from April 15, 2008 through June 30, 2009, provided however that for such period, the total number of such FTEs shall not be less than [...***...] or more than [...***...] (in other words the total number of hours of scientific or technical work carried out by qualified SGX Employees on or directly related to the Research Plan in such 14 and one half month period shall not be less than [...***...] and not more than [...***...]; and (ii) no later than March 30, 2009, Lilly will notify SGX in writing of how many FTEs Lilly desires SGX to commit to the Research Collaboration for the period from June 30, 2009 through June 30, 2010, provided however that for such period, the number of such FTEs shall not be less than [...***...] or more than [...***...].”
     1.7 Amend Section 5.5(a). Section 5.5(a) of the Agreement is hereby deleted in its entirety and replaced with the following: “Non-Use. On a Collaboration Target by Collaboration Target basis, SGX shall not use or practice, nor shall permit its Affiliates, or sublicensees to use or practice, Collaboration Technology relating to such Collaboration Target
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***Text Omitted and Filed Separately
with the Securities and Exchange Commission.
Confidential Treatment Requested
Under 17 C.F.R. Sections 200.80(b)(4)
and 240.24b-2
for any purpose other than the conduct of the Research Collaboration or filing or prosecuting patent applications as permitted under Section 6.2(b), for a period of [...***...] following the delivery of the first Target Structure for each such Collaboration Target to Lilly for those Collaboration Targets accepted into the Collaboration pursuant to Section 2.6(b) before April 14, 2008 and for a period of [...***...] following the delivery of the first Target Structure for each such Collaboration Target to Lilly for those Collaboration Targets accepted into the Collaboration on or after April 15, 2008; provided however the provisions of this Section 5.5(a) shall not apply to a Collaboration Target if either (i) no Target Structure is obtained for such Collaboration Target by the end of the Term of the Research Collaboration; or (ii) the JSC designates a Collaboration Target as an Eliminated Target in accordance with Section 2.9. In the event that Crystallizable Protein is included in the Research Collaboration in accordance with Section 2.6(a) and the gene or expression constructs for such Crystallizable Protein are not publicly known, the provisions of this Section 5.5(a) will apply to Collaboration Technology relating to such Crystallizable Protein and the [...***...] period described above, will commence upon delivery by Lilly to SGX of the expression constructs for such Crystallizable Protein. Notwithstanding the foregoing, if the combined number of Collaboration Targets for which Target Structure has not yet been obtained and Crystallizable Proteins is greater than [...***...] at any given time, then this Section 5.5(a) shall not apply to Crystallizable Proteins in the amount greater than [...***...], as Lilly shall designate. Notwithstanding anything to the contrary in this Agreement,(i) this Section 5.5(a) shall not apply to the Collaboration Targets: [...***...] and such other Collaboration Targets as Lilly or any Lilly representative on the JSC may from time to time add to this list on written notice to SGX; and (ii) SGX shall have the right at all times to use and practice Collaboration Technology relating to any Collaboration Target which Lilly or any Lilly representative on the JSC confirms in writing to SGX is not a drug target, for drug discovery purposes on its own behalf or under collaborations with third parties who are not providing funding to SGX for such activities.”.
     1.8 Amend Section 10.6. Section 10.6 of the Agreement is hereby amended by deleting the words: “Sections 4.1(b), (c) and (e)” from subsection (ii) and replacing them with: “Sections 4.1(b), (c), (e) and (f)”.
2. Miscellaneous
     2.1 Full Force and Effect. This Amendment amends the terms of the Agreement and is deemed incorporated into, and governed by all other terms of, the Agreement. The provisions of the Agreement, as amended by this Amendment, remain in full force and effect.
     2.2 Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
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***Text Omitted and Filed Separately
with the Securities and Exchange Commission.
Confidential Treatment Requested
Under 17 C.F.R. Sections 200.80(b)(4)
and 240.24b-2
     In Witness Whereof, the Parties have executed this Amendment in duplicate originals by their authorized officers as of the date and year first above written.

Eli Lilly and Company
By:	/s/ Alan Palkowitz
Name:	Alan Palkowitz, Ph.D.
Title:	Vice President, LRL Discovery Chemistry Research

SGX Pharmaceuticals, Inc.
By:	/s/ Todd Myers
Name:	Todd Myers
Title:	Chief Financial Officer

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4.